UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02210

              , 2019

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of GI Dynamics, Inc. (“GI Dynamics,” the “Company,” “we,” “us” or “our”) to be held on December 2, 2019, at 5:00 p.m., United States Eastern Standard Time (“EST”), which is December 3, 2019, at 8:00 a.m., Australian Eastern Daylight Time (“AEDT”), at the corporate offices of GI Dynamics, 320 Congress Street, Floor 3, Boston, MA 02210. The attached notice of Special Meeting and accompanying proxy statement describe the business which the Company will conduct at the Special Meeting and provides information about us that you should consider when you vote your shares of common stock. Unless otherwise indicated, all dollar amounts in the attached Notice of Special Meeting and accompanying proxy statement are in U.S. Dollars.

At the Special Meeting, the Company will ask stockholders to (i) approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 75,000,000; (ii) approve equity grants to each of the Company’s non-executive directors; (iii) approve the conversion feature of the August 2019 Note with a face value of up to $4,596,893 that has been issued to Crystal Amber Fund Limited, an existing stockholder and related party, and which may be drawn down at the Company’s discretion on or before December 6, 2019, on the terms and conditions set out in the accompanying proxy statement; (iv) approve the issuance of a warrant to Crystal Amber Fund Limited, an existing stockholder and related party, which will entitle Crystal Amber Fund Limited to subscribe for up to 229,844,650 CHESS Depositary Interests of the Company (representing up to 4,596,893 shares of the Company’s common stock), on the terms and conditions set out in the accompanying proxy statement; (v) approve an amendment to the Company’s bylaws to provide for an automatic sale right for the Company in the event the Company decides to implement a sales facility with respect to stockholders that hold less than a marketable parcel of the Company’s CHESS Depositary Interests, on the terms and conditions set out in the accompanying proxy statement; and (vi) authorize the adjournment of the Special Meeting, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

All stockholders and holders of the Company’s CHESS Depositary Interests (“CDIs”) are invited to attend the Special Meeting in person or via telephone and the Company hopes you will be able to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with your instructions. When you have finished reading the proxy statement, the Company encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. The Company encourages you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. The Company looks forward to seeing you at the Special Meeting.

Sincerely,

Scott Schorer
President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2019 (AEDT)

DECEMBER 2, 2019 (EST)

To GI Dynamics stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of GI Dynamics, Inc. (“GI Dynamics” or the “Company”), a Delaware corporation, will be held on December 2, 2019, at 5:00 p.m., EST (which is on December 3, 2019, at 8:00 a.m., AEDT) at the Company’s corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, for the following purposes (the term ASX throughout this proxy statement refers to the Australian Securities Exchange):

1.	To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 50,000,000 to 75,000,000;

2.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of the Company’s common stock to Timothy J. Barberich, a non-executive director, on the terms and conditions set out in the accompanying proxy statement;

3.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of the Company’s common stock to Daniel J. Moore, a non-executive director, on the terms and conditions set out in the accompanying proxy statement;

4.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of the Company’s common stock to Oern R. Stuge, M.D., a non-executive director, on the terms and conditions set out in the accompanying proxy statement;

5.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of the Company’s common stock to Juliet Thompson, a non-executive director, on the terms and conditions set out in the accompanying proxy statement;

6.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 7, the conversion feature of a convertible promissory note with a face value of up to $4,596,893 that was issued on August 21, 2019 to Crystal Amber Fund Limited, an existing stockholder and related party on the terms and conditions set out in the accompanying proxy statement;

7.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 6, the issuance of a warrant to Crystal Amber Fund Limited, an existing stockholder and related party, which will entitle Crystal Amber Fund Limited to subscribe for up to 229,844,650 CHESS Depositary Interests (representing up to 4,596,893 shares of the Company’s common stock), on the terms and conditions set out in the accompanying proxy statement;

8.	To approve an amendment to the Company’s bylaws to provide for an automatic sale right for the Company in the event it decides to implement a sales facility with respect to stockholders holding less than a marketable parcel of its CHESS Depositary Interests;

9.	To authorize an adjournment of the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 8; and

10.	To transact such other business as may be properly brought before the Special Meeting and any adjournment or postponements thereof.

The Company’s Board of Directors recommends a vote “FOR” Proposals 1 through 9 (inclusive), except for Timothy J. Barberich with respect to Proposal 2 only; Daniel J. Moore with respect to Proposal 3 only; Oern R. Stuge, M.D. with respect to Proposal 4 only; and Juliet Thompson with respect to Proposal 5 only, all of who abstain from making a recommendation in relation to those proposals due to their personal interest in the relevant proposal.

You are entitled to notice of and to vote at the Special Meeting only if you were a GI Dynamics stockholder as of 4:30 p.m. United States Eastern Daylight Time on October 31, 2019 (which was 7:30 a.m. Australian Eastern Daylight Time (“AEDT”) on November 1, 2019), the record date for the Special Meeting (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Special Meeting and any adjournments or postponements of the meeting. Record holders of CDIs as of the close of business on the Record Date are entitled to receive notice of and to attend the Special Meeting or any adjournment or postponement of the meeting and may instruct the Company’s CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Special Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, during ordinary business hours at the Company’s corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210.

The proxy statement that accompanies and forms part of this Notice of Special Meeting provides information in relation to each of the matters to be considered at the Special Meeting. The Notice of Special Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of the Company’s CDIs is in doubt as to how they should vote at the Special Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of the Company’s CDIs are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles R. Carter
Chief Financial Officer and Secretary
Boston, Massachusetts

, 2019

TABLE OF CONTENTS

PAGE
IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
Proposal 1: APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 75,000,000 SHARES	7
PROPOSAL 2 THROUGH 5: APPROVAL OF GRANTS OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTORS	9
PROPOSAL 6: APPROVAL OF THE CONVERSION FEATURE OF A SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED	12
PROPOSAL 7: APPROVAL OF THE ISSUANCE OF A WARRANT TO CRYSTAL AMBER FUND LIMITED TO SUBSCRIBE FOR UP TO 229,844,650 CDIs	15
PROPOSAL 8: APPROVAL OF AN AMENDMENT TO THE BYLAWS OF THE COMPANY TO INCLUDE AN AUTOMATIC SALE RIGHT FOR THE COMPANY	18
PROPOSAL 9: THE ADJOURNMENT OF THE MEETING	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
STOCKHOLDER PROPOSALS FOR THE 2020 SPECIAL MEETING	22
WHERE YOU CAN FIND MORE INFORMATION	22
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	22

Annexures

Annexure A — Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation	A-1
Annexure B — August 2019 SPA and August 2019 Note	B-1
Annexure C — August 2019 Warrant	C-1

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02110

PROXY STATEMENT FOR THE GI DYNAMICS

2019 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2019 (EST)

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about           , 2019 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics” or the “Company”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on December 2, 2019, at 5:00 p.m., EST (which is on December 3, 2019, at 8:00 a.m., AEDT) at the corporate offices of GI Dynamics located at 320 Congress Street, Floor 3, Boston, MA 02210, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Special Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Special Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card or as otherwise described in this proxy statement. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form. Unless otherwise indicated, all dollar amounts in this proxy statement are in U.S. Dollars.

Why is the Company Soliciting My Proxy?

The Board of Directors of GI Dynamics is soliciting your proxy to vote at the Special Meeting that will be held on December 2, 2019, at 5:00 p.m., EST (which is on December 3, 2019, at 8:00 a.m., AEDT) at the corporate offices of GI Dynamics located at 320 Congress Street, Floor 3, Boston, MA 02210 and any adjournments of the Special Meeting. This proxy statement, along with the accompanying Notice of 2019 Special Meeting of Stockholders, summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

If you held shares of the Company’s common stock at 7:30 a.m. on November 1, 2019 AEDT, which is 4:30 p.m. on October 31, 2019 EDT (the “Record Date”), you are invited to attend the Special Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and may instruct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

The Company has sent you this proxy statement, the Notice of 2019 Special Meeting of Stockholders and the proxy card or CDI Voting Instruction Form because you owned shares of GI Dynamics’ common stock or CDIs on the Record Date. The Company intends to commence distribution of these proxy materials to stockholders on or about                        , 2019.

Who Can Vote?

If you were a holder of GI Dynamics common stock on the Record Date, either as a stockholder of record or as the beneficial owner of shares held in street name, you may vote your shares at the Special Meeting. As of the Record Date, there were 73,631 shares of common stock and 1,715,752,345 CDIs outstanding and entitled to vote. The Company’s common stock is the Company’s only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Special Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Special Meeting. If you received printed proxy materials, the Company has enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Special Meeting and may direct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Stock In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. While the Company does not believe that any shares of common stock are held by brokers, banks, trustees or other nominees as of the Record Date, if you do own shares in street name, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are also invited to attend the Special Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which your broker, bank, trustee or nominee does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Special Meeting or not, the Company urges you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares of common stock are registered directly in your name through the Company’s stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by the Company’s Board of Directors. The proxy card must be received prior to the Special Meeting.

●	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

●	In person at the meeting. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 8:00 a.m. on Sunday December 1, 2019 AEDT (which is 5:00 p.m. on Saturday November 30, 2019 EST).

If your shares of common stock are held in “street name” (held in the name of a broker, bank, trustee or nominee), you must provide the broker, bank, trustee or nominee with instructions on how to vote your shares of common stock and can do so as follows:

●	By mail. Follow the instructions you receive from your broker, bank, trustee or nominee explaining how to vote your shares of common stock.

●	By Internet or by telephone. Follow the instructions you receive from your broker, bank, trustee or nominee to vote by Internet or telephone.

●	In person at the meeting. Contact the broker, bank, trustee or nominee that holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker, bank, trustee or nominee.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Special Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent the Company designated for the collection and processing of voting instructions from the Company’s CDI holders, so that it is received by Link Market Services Limited no later than 8:00 a.m. AEDT on Saturday November 30, 2019 (which is 5:00 p.m. EST on Friday November 29, 2019) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Special Meeting:

●	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Special Meeting; or

●	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Special Meeting.

Holders of CDIs must comply with one of the instructions above if they wish to vote at the Special Meeting.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Company’s Board of Directors (with Timothy J. Barberich abstaining from making a recommendation on Proposal 2; Daniel J. Moore abstaining from making a recommendation on Proposal 3; Oern R. Stuge, M.D. abstaining from making a recommendation on Proposal 4; and Juliet Thompson abstaining from making a recommendation on Proposal 5, due to their personal interests in the proposals) recommends that you vote as follows:

1.	“FOR” approving an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 50,000,000 to 75,000,000;

2.	“FOR” approving the grant of 30,000 stock options to Timothy. J Barberich, a non-executive director of the Company;

3.	“FOR” approving the grant of 30,000 stock options to Daniel J. Moore, a non-executive director of the Company;

4.	“FOR” approving the grant of 30,000 stock options to Oern R. Stuge, M.D., a non-executive director of the Company;

5.	“FOR” approving the grant of 30,000 stock options to Juliet Thompson, a non-executive director of the Company;

6.	“FOR” approving the conversion feature of a convertible promissory note issued to Crystal Amber Fund Limited, an existing stockholder and related party, with a face value of up to $4,596,893 to be funded on December 6, 2019 EST, or such earlier or later date as may be requested by the Company, at the Company’s sole discretion;

7.	“FOR” approving the issuance of a warrant to Crystal Amber Fund Limited that will entitle Crystal Amber Fund Limited to subscribe for an amount of CHESS Depositary Interests (or the corresponding number of shares of the Company’s common stock) proportional to the principal balance of the convertible promissory note (referred to in Proposal 6) upon issuance, in an amount not to exceed 229,844,650 CHESS Depositary Interests (representing up to 4,596,893 shares of the Company’s common stock);

8.	“FOR” approving an amendment to the Company’s bylaws to provide for an automatic sale right for the Company in the event the Company decides to implement a sales facility with respect to stockholders who hold less than a marketable parcel of the Company’s CHESS Depositary Interests, on the terms and conditions set out in this proxy statement; and

9.	“FOR” adjourning the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of proposals 1 through 8.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy’s best judgment. At the time this proxy statement was first made available, the Company knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give the Company your proxy, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet as instructed above;

●	by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting in person, revoking your proxy and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Special Meeting if you obtain a signed proxy from the broker, bank or other nominee giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. AEDT on Saturday November 30, 2019 (which is 5:00 p.m. EST on Friday November 29, 2019).

Where Can I find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Special Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Special Meeting?

Admission to the Special Meeting in person is limited to the Company’s stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. The Company reserves the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Special Meeting.

To register to attend the Special Meeting, please contact the Company’s Investor Relations department as follows:

●	by e-mail at investor@gidynamics.com;

●	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

●	by fax to +1 781-357-3301; or

●	by mail to Investor Relations at 320 Congress Street, Boston, MA 02210.

Please include the following information in your request:

●	your name and complete mailing address;

●	whether you require special assistance at the Special Meeting;

●	if you will be naming a representative to attend the Special Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

●	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

●	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Special Meeting.

You need not attend the Special Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, the votes the shares represent will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” While the Company does not believe that any shares of common stock are held by brokers, banks, trustees or other nominees as of the Record Date, if your shares are held in street name and you do not provide voting instructions to the broker, bank or other nominee that holds your shares as described above, the broker, bank or other nominee that holds your shares has the authority to vote your unvoted shares only with respect to so-called “routine” matters where they have discretionary voting authority over your shares. Only Proposal 1 is a “routine” matter. Accordingly, the broker, bank or other nominee will have discretionary authority to vote only on Proposal 1.

We encourage you to provide voting instructions to your broker, bank or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. If your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” will be reported.

Subject to voting exclusion statements for a proposal, the vote required to approve each proposal and the manner in which votes are counted is set forth below. Information on voting exclusion statements is set out in the additional information provided for each proposal, if applicable.

Proposal 1: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized share capital	The affirmative vote of a majority in voting power of the Company’s outstanding shares of common stock (including the underlying shares represented by CDIs) is required to approve the amendment to the Company’s Amended and Restated certificate of incorporation to increase its authorized shares from 50,000,000 to 75,000,000. Abstentions will have the same effect as a vote against this proposal.

Proposals 2-5: Approve Non-Executive Director Stock Option Grants	The affirmative vote of a majority of the votes cast for each of these respective proposals is required to approve the grant to each respective non-executive director of the stock options described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of these votes.

Proposal 6: Approve the conversion feature of a convertible promissory note with a principal value of up to $4,596,893 issued to Crystal Amber Fund Limited	The affirmative vote of a majority of the votes cast for this proposal is required for approval of this Proposal 6. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 7: Approve the issuance of a warrant to Crystal Amber Fund Limited	The affirmative vote of a majority of the votes cast for this proposal is required for approval of this Proposal 7. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 8: Approve an amendment to the Company’s Bylaws to include an automatic sale right for the Company	The affirmative vote of a majority in voting power of the Company’s outstanding shares of common stock (including the underlying shares represented by CDIs) is required for approval of this Proposal 8. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares. Broker non-votes will be treated as votes against this proposal.

Proposal 9: Approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 8	The affirmative vote of a majority of the votes cast for this proposal is required for the approval of this Proposal 9. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of the Company’s common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If there is no quorum, the chairman of the Special Meeting or the holders of a majority of shares of common stock (including underlying shares represented by CDIs) present at the Special Meeting, either in person or by proxy, may adjourn the Special Meeting to solicit additional proxies and reconvene the Special Meeting at a later date.

Could Other Matters Be Decided at the Special Meeting?

The Company is currently unaware of any matters to be raised at the Special Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Special Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save the Company the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1 – APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 75,000,000 SHARES

The Company’s amended and restated certificate of incorporation (“Certificate”) currently authorizes it to issue up to 50,000,000 shares of common stock, $0.01 par value, no shares of Class B common stock and 500,000 shares of preferred stock, $0.01 par value. The Company’s Board of Directors has unanimously resolved to adopt, subject to stockholder approval, an amendment to the Certificate to increase the authorized number of shares of common stock by 25,000,000 shares from 50,000,000 to 75,000,000 shares. The full text of Article Fourth of our Certificate, as proposed to be amended, is as follows:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Seventy-Five Million Five Hundred Thousand (75,500,000) shares, consisting of Seventy-Five Million (75,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), Zero (0) shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and Five Hundred Thousand (500,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

The form of amendment to the Certificate to effect the authorized share increase is attached as Annexure A to this proxy statement.

Background

The Company may issue shares of common stock to the extent such shares have been authorized under the Certificate.

As of the Record Date, of the 50,000,000 shares of common stock currently authorized, 34,388,678 shares of common stock were outstanding, in addition to the following:

●	5,616 shares of common stock authorized for issuance under the Company’s 2003 Omnibus Stock Plan, of which 5,616 shares of common stock are underlying outstanding options having a weighted average exercise price of $7.95 per share;

●	3,481,024 shares of common stock authorized for issuance under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan, of which 3,266,158 shares of common stock are underlying outstanding options having a weighted average exercise price of $1.34 per share;

●	28,532 shares of common stock issuable upon the exercise of outstanding warrants to purchase common shares, having a weighted average exercise price of $0.64 per share;

●	1,574,803 shares of common stock issuable for a portion of a warrant exercised on October 31, 2019 but not issued until November [X], 2019

●	634,814 shares of common stock issuable upon the exercise of a remaining outstanding warrant to purchase 31,740,743 CDIs, having an exercise price of $0.0127 per CDI.

Based on the above capitalization information, 9,886,533 shares of currently authorized common stock remain unissued and unreserved and available for future issuance as of the Record Date.

Purpose of the Amendment

The Company’s Board of Directors has determined that it would be in its best interests to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving its common stock, which may include private or public offerings of equity securities, and to provide appropriate equity incentives for its employees over time, without the need to obtain additional stockholder approvals. The Company currently has an agreement with Crystal Amber Fund Ltd., a related party for ASX purposes due to the size of its ownership stake in the Company, that includes the potential drawdown of a Convertible Note and issuance of a Warrant as detailed in the August 2019 Securities Purchase Agreement and referred to in Proposals 6 and 7, respectively. Should the Convertible Note be drawn down for the maximum amount (i.e. $4,596,893) and stockholders approve the Convertible Note conversion feature (pursuant to Proposal 6) and the issuance of the warrants, 9,193,786 shares of common stock will need to be reserved for issuance. The total outstanding and issued or reserved shares of common stock would then total 49,307,253 shares.

Beyond the August 2019 Securities Purchase Agreement, there are currently no formal proposals or agreements that would require an increase in our authorized shares of common stock. As stated in our quarterly report for the period ended September 30, 2019, the Company will need to secure financing no later than February 2020, in order to continue its operations and this may require the Company to issue a material number of new shares of common stock.

Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

Potential Adverse Effects of the Amendment

The Board desires to have the additional shares of common stock available to provide flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares of common stock available to provide appropriate equity incentives for our employees. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares of common stock will be available for issuance by the Board for proper corporate purposes, including but not limited to, stock dividends, acquisitions, financings and equity compensation plans. Our Board believes the increase in authorized share capital is in the best interests of the Company and its stockholders and recommends that the stockholders approve the increase in authorized share capital.

No Appraisal Rights

Under applicable Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Certificate.

Procedure for Effecting the Amendment

If the proposed amendment is approved and adopted by the stockholders at the Special Meeting, it will become effective upon filing with the Secretary of State of the State of Delaware. Subject to the discretion of the Board of Directors, which could elect to abandon the amendment at any time before or after stockholder approval, the Company expects to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock (including the underlying shares represented by CDIs) entitled to a vote at the Special Meeting is required for approval of this proposal. If you “abstain” or otherwise do not vote on the proposal, it has the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AMENDING THE AMENDED AND RESTATED Certificate of Incorporation TO IncreasE the Number of AUTHORIZED Shares OF COMMON STOCK FROM 50,000,000 SHARES to 75,000,000 shares.

PROPOSALS 2 THROUGH 5: APPROVAL OF GRANTS OF STOCK OPTIONS

TO NON-EXECUTIVE DIRECTORS

Background

As part of the Company’s overall compensation program, the Company’s non-executive directors receive, subject to stockholder approval being obtained pursuant to the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On October 29, 2019, the Company’s Board of Directors approved, subject to obtaining stockholder approval at this Special Meeting, the grant of stock options representing the right to purchase 30,000 shares of the Company’s common stock (collectively, the “NED Options”) to each of Timothy J. Barberich, Daniel J. Moore, Oern R. Stuge, M.D. and Juliet Thompson, the Company’s non-executive directors (the “Non-Executive Directors”) pursuant to the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Plan”).

As of October 29, 2019, the fair market value of a share of common stock issuable upon exercise of a NED Option was $1.34 based upon the closing price of the Company’s CDIs on the ASX and the Australian Reserve Bank exchange rate for U.S. Dollars per Australian Dollars on October 29, 2019. As of October 29, 2019, the 2011 Plan had a total of 214,866 shares of common stock reserved for potential future issuance for employees, consultants and directors. Proposals 2 through 5 provide for the issuance of the NED Options to the Non-Executive Directors, which, in aggregate, constitute approximately 3.5% of the total number of shares of common stock reserved in the 2011 Plan for potential future issuance.

Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options to the Non-Executive Directors as described below.

Proposals 2 through 5 (inclusive) are each standalone proposals and each Proposal is not conditional on the other Proposals being approved. Accordingly, if any of the Proposals 2 through 5 is not approved it will not affect the approval of any of the other Proposals 2 through 5.

Principal Terms of NED Options

For the purposes of ASX Listing Rules 10.14 and 10.15A the Company provides the following information:

If Proposals 2 through 5 (inclusive) are approved by stockholders, the NED Options will be issued to the Non-Executive Directors as soon as practicable after this Special Meeting and, in any case, no later than three years after this Special Meeting.

The NED Options to be issued to the Non-Executive Directors will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.

(b)	Exercise Price:

(i)	The exercise price of each share of common stock available under the NED Options is $1.34, based upon the closing price of the Company’s CDIs on the ASX and the Australian Reserve Bank exchange rate for U.S. Dollars per Australian Dollars on October 29, 2019, being the date of approval by the Board to grant the NED Options to the Non-Executive Directors (conditional on stockholder approval).

(ii)	The NED Options will be immediately exercisable upon issue (subject to repurchase rights if exercised prior to vesting) and may be exercised at any time prior to their lapsing.

(c)	Vesting Conditions:

(i)	The NED Options will vest in full on the first anniversary of the date of grant.

(ii)	Any shares of common stock which are received on exercise of NED Options exercised prior to their vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value.

(iii)	All NED Options will vest in full upon a change in control event (as defined in the Non- Executive Directors’ respective Option Agreement issued under the 2011 Plan).

(iv)	There are no performance conditions or other requirements attached to the NED Options other than the requirement that each Non-Executive Director must continue to be a director of the Company at the relevant vesting date.

(d)	Lapsing of NED Options:

The following portion of the NED Options held by the relevant Non-Executive Director will lapse in the following circumstances:

(i)	the portion of the NED Options that have been exercised or otherwise settled;

(ii)	the portion of the NED Options that remain unvested on the date the relevant Non-Executive Director ceases to be a director of the Company (other than in connection with a change in control event);

(iii)	the portion of the NED Options of the relevant Non-Executive Director that have not been exercised by the tenth anniversary of the date of their grant; or

(iv)	in the event the relevant Non-Executive Director ceases to be a director within 12 months following a change in control event, including a change in 50% or more of the total voting power of the Company’s securities, a merger or sale of assets, or a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the Non- Executive Directors’ respective Option Agreement issued under the 2011 Plan), the portion of the NED Options held by the relevant Non-Executive Director that have not been exercised will lapse 12 months after such cessation of services as a director.

As further required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposals 2 through 5 (inclusive):

●	The maximum aggregate number of common shares underlying the NED Options that may be issued by the Company under Proposals 2 through 5 (inclusive) is 120,000 shares of common stock, consisting of 30,000 shares of common stock underlying the NED Options to be issued to each Non-Executive Director.

●	Upon exercise, the NED Options will entitle the Non-Executive Director to receive up to 30,000 shares of common stock at the exercise price per NED Option as set out above.

●	No loans have been or will be made by the Company to the Non-Executive Director in connection with the acquisition of the NED Options or exercise of the NED Options.

●	No person referred to in ASX Listing Rule 10.14 has received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14 at the 2018 Annual Meeting.

●	All Directors of the Company, being Daniel J. Moore, Oern R. Stuge, M.D., Timothy J. Barberich and Juliet Thompson, are entitled to participate in the 2011 Plan.

●	Details of any securities issued to directors under the 2011 Plan will be published in each annual report of the Company relating to a period in which securities have been issued, and that approval for the issue of the securities was obtained under ASX Listing Rule 10.14. Any additional persons who become entitled to participate in the 2011 Plan after approval of Proposals 2 through 5 and who are not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Benefits on Grant Approval Table

The Non-Executive Directors are the only persons for whom an award is proposed under Proposals 2 through 5. The number of shares subject to the NED Options, and the estimated grant date fair value, is shown below. Approval of Proposals 2 through 5 will not result in the issuance of shares to other employees or executive officers.

Name and Position	Dollar Value ($)		Number of Shares Subject to Award

Scott Schorer, President and Chief Executive Officer	-		-

Brian Callahan, Former Chief Compliance Officer	-		-

Charles R. Carter, Chief Financial Officer and Secretary	-		-

Executive Group Total	-		-

Non-Executive Director Group Total	136,187	(1)	120,000

Non-Executive Officer Employee Group	-		-

(1)	This amount represents the aggregate grant date fair value for the NED Options computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in calculating the grant date fair value are below:

Expected volatility	134%
Expected term (simplified method, in years)	4.5
Risk-free interest rate	2.09%
Expected dividend yield	0%

Voting Exclusion Statement

The Company will disregard any votes cast on each of Proposals 2 through 5 (inclusive) by any director of the Company or any associate of a director of the Company. However, the Company need not disregard a vote if:

●	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

●	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

The affirmative vote of the majority of votes cast for Proposals 2 through 5 is required for approval of each applicable proposal.

THE BOARD OF DIRECTORS (EXCLUDING TIMOTHY J. BARBERICH (IN RESPECT OF PROPOSAL 2); DANIEL J. MOORE (IN RESPECT OF PROPOSAL 3); OERN R. STUGE, M.D. (IN RESPECT OF PROPOSAL 4); AND JULIET THOMPSON (IN RESPECT TO PROPOSAL 5), EACH OF WHOM DOES NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS AFTER HIS OR HER NAME DUE TO HIS OR HER INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSALS 2 THROUGH 5 (INCLUSIVE).

PROPOSAL 6 — APPROVAL OF THE CONVERSION FEATURE OF A SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

ISSUED TO CRYSTAL AMBER FUND LIMITED

Background

On August 21, 2019, the Company issued and sold to Crystal Amber Fund Limited (“Crystal Amber”) a senior unsecured convertible promissory note in an aggregate principal amount of up to $4,596,893, or such lesser amount as may be set forth at the Company’s sole discretion in a notice delivered by the Company to Crystal Amber (the “August 2019 Note”). The August 2019 Note has not yet been drawn down by the Company and is, at this stage, due to be drawn down in whole or in part on December 6, 2019 (or such earlier or later date as may be requested by the Company). In conjunction with the sale of the August 2019 Note, and subject to stockholder approval, the Company agreed to issue to Crystal Amber a warrant (the “August 2019 Warrant”) to purchase up to 229,844,650 CDIs (or common stock) as set forth in the August 2019 Warrant and described in more detail in Proposal 7. Crystal Amber is the Company’s largest stockholder and a related party for ASX purposes due to the size of its ownership stake in the Company. A copy of the securities purchase agreement that was entered into in relation to these arrangements (“August 2019 Purchase Agreement”) and the August 2019 Note are set out in Annexure B to this proxy statement.

The August 2019 Note provides that the Company, if listed on the ASX and required by the rules of the ASX, will seek stockholder approval to allow the August 2019 Note to be converted, at Crystal Amber’s election, into that number of CDIs (or a corresponding number of shares of common stock) determined by dividing the entire unpaid principal amount of the August 2019 Note, together with any interest accrued but unpaid thereon, by $0.02 per CDI (the “Conversion Right”). The conversion price is subject to adjustment as fully described in the August 2019 Note.

The rules of the ASX prevent Crystal Amber from exercising the Conversion Right unless and until the Conversion Right is approved by the stockholders of the Company. Accordingly, stockholder approval is now being sought so that Crystal Amber may exercise the right to convert the August 2019 Note into CDIs or shares of common stock of the Company, in accordance with the terms of the August 2019 Note and the Conversion Right.

By way of example, if the Company elected to draw down the August 2019 Note for the maximum amount (i.e. $4,596,893), stockholders approved the conversion feature of the August 2019 Note pursuant to this Proposal, and Crystal Amber then converted the August 2019 Note on December 6, 2019 (and assuming no conversion price adjustment), the August 2019 Note would entitle Crystal Amber to be issued 229,844,650 CDIs (representing 4,596,893 shares of common stock) (calculated by dividing $4,596,893 by $0.02, subject to rounding), which on issue would, in the aggregate, represent 13.4% of the Company’s issued and outstanding common stock on a fully diluted basis as of the Record Date and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 72.3% to 75.6% (based on its holding as of October 31, 2019). The impact on Crystal Amber’s ownership percentage will be less if the Company elects to draw down less than the maximum amount available to it under the August 2019 Note since, in such circumstances, the outstanding balance that may be converted under the August 2019 Note will be less.

Any securities issued upon conversion of the August 2019 Note will be subject to a restriction on sale for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

The CDIs or shares of the Company’s common stock issued upon conversion of the August 2019 Note will be fully paid and will, in all respects, rank pari passu with the fully paid CDIs or shares of the Company’s common stock on issue on the relevant conversion date.

If the Company elects to draw down any amount under the August 2019 Note (which it intends to do for the purposes set out below), and stockholder approval of the Conversion Right is not received, Crystal Amber will become entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the August 2019 Note, plus all unpaid interest, on or before the date that is 6 months after the date on which this Proposal is not approved by our stockholders. If stockholder approval is not obtained for the Conversion Right, the Company may not have the cash resources to repay the amounts due under the August 2019 Note as they become due. The failure to repay the outstanding balance of the August 2019 Note as required would trigger Crystal Amber’s right to declare the August 2019 Note in default. As a result, unless we are able to obtain alternative financing, which may not be available to us on as favorable terms or at all, then assuming the maximum amount was outstanding under the August 2019 Note, we may be forced to consider a possible winding up or dissolution of our business.

Use of Proceeds

The Company plans to use the net proceeds from the August 2019 Note to provide funding for the Company’s ongoing general operating and working capital needs and to assist with the initiation of patient enrollment for STEP-1 (United States) and I-STEP (India with Apollo Sugar) clinical studies and for continuing work towards securing a CE Mark for EndoBarrier.

ASX Listing Rules

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of October 31, 2019 it owned 77.8% of the Company’s issued capital and, if Crystal Amber has the right to convert the August 2019 Note into CDIs, the Company will be viewed as having issued an equity security to Crystal Amber for the purposes of ASX Listing Rules. Stockholder approval is now being sought under this Proposal 6, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to have the right of conversion under the August 2019 Note and to be issued CDIs or shares of the Company’s common stock upon such conversion.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this proposal is approved by our stockholders, the issuance of any CDIs or shares of common stock on conversion of the August 2019 Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this proposal:

●	the August 2019 Note was issued to Crystal Amber, a related party of the Company, as detailed above;

●	there is only one note and it has an issue price of up to $4,596,893;

●	the maximum number of CDIs that may be issued on conversion of the August 2019 Note will be determined by dividing the total amount drawn down (which can be up to $4,596,893) (plus all accrued but unpaid interest at the conversion date) by $0.02, subject to any adjustment to that price as further described in the August 2019 Note; and

●	the full set of the terms and conditions of the August 2019 Note are set out in the August 2019 Securities Purchase Agreement and the August 2019 Note, copies of which are provided in Annexure B.

Consequences if this Proposal 6 is Approved but Proposal 7 is Not Approved

Proposals 6 and 7 are interconditional. As a result, if this Proposal 6 is approved but Proposal 7 is not approved, this proposal will be of no effect and Crystal Amber will be entitled to receive an amount in cash equal to 110% of the outstanding principal amount of the August 2019 Note plus all unpaid interest (if any) to satisfy the Company’s obligations under the August 2019 Note. This payment must be made on or before the date that is 6 months after the date on which this Proposal 6 is not approved by stockholders (or is deemed of no effect). If this proposal is not approved, Proposal 7 will be withdrawn and not put to stockholders for a vote.

If stockholders do not approve Proposals 6 and 7, Crystal Amber will not be able to convert the outstanding balance of the August 2019 Note (assuming it is drawn down in whole or in part by the Company), Crystal Amber will, to the extent that the Company decides to draw down any amount available under the August 2019 Note, be entitled to receive an amount in cash equal to 110% of the outstanding principal amount of the August 2019 Note plus all unpaid interest to satisfy the Company’s obligations under the August 2019 Note and the Company will not be entitled to issue the August 2019 Warrant (discussed in detail in Proposal 7). Unless we are able to obtain alternative financing to pay the amounts due under the August 2019 Note as they become due, which may not be available to us on as favorable terms, or at all, we may be forced to consider a possible winding up or dissolution of our business.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 6 by Crystal Amber, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

●	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

●	it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

The affirmative vote of the majority of votes cast for Proposal 6 is required for approval.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 6 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 6.

PROPOSAL 7 — APPROVAL OF THE ISSUANCE OF A WARRANT TO CRYSTAL AMBER FUND

LIMITED TO SUBSCRIBE FOR up to 229,844,650 CDIs

Background

As described in Proposal 6 above, in August 2019 the Company entered into the August 2019 Securities Purchase Agreement with, and issued the August 2019 Note to, Crystal Amber. The August 2019 Note has not yet been drawn down by the Company, but can be drawn down to up to $4,596,893, or such lesser amount as determined by the Company in its sole discretion (such ratio of actual funding to maximum funding being the “Funded Percentage”). In addition, as further consideration for Crystal Amber’s agreement to subscribe for the August 2019 Note, and subject to obtaining stockholder approval of this proposal, the Company agreed to issue to Crystal Amber a warrant (the “August 2019 Warrant”), which will entitle Crystal Amber to subscribe for CDIs in the amount determined by multiplying the Funded Percentage by 229,844,650 CDIs or, if the Company is no longer listed on ASX at the time of Crystal Amber’s exercise of the August 2019 Warrant, the number of shares of the Company’s common stock into which the CDIs can be converted.

A copy of the August 2019 Warrant that the Company is proposing to issue is set out in Annexure C to this proxy statement.

Terms of the Warrant

If issued, the August 2019 Warrant will be exercisable by Crystal Amber at any time, in whole or in part and on multiple occasions, on or after the date of its issuance until the date that is five years from the date of issuance (unless exercised in full earlier) at which point it lapses. The August 2019 Warrant will not be quoted on ASX. Shares of the Company’s common stock or CDIs issued pursuant to an exercise of the August 2019 Warrant will be fully paid and rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects.

The initial exercise price of each CDI that may be purchased under the August 2019 Warrant will be $0.02 (the “Initial Exercise Price”). The Initial Exercise Price will be subject to adjustment as fully described below and in the August 2019 Warrant. If the August 2019 Note was fully drawn down to the maximum allowed (i.e. $4,596,893), the Funded Percentage would be 100% and, subject to stockholder approval, Crystal Amber would be issued a Warrant to purchase 229,844,650 CDIs. If the Warrant was exercised in full on the date of the Special Meeting (and assuming the Company’s issued capital does not change), it would entitle Crystal Amber to be issued up to 229,844,650 CDIs, representing 13.4% of the Company’s issued and outstanding common stock on a fully diluted basis as of the Record Date and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 72.3% to 75.6% (based on its holding as of October 31, 2019). If, as provided in Proposal 6, the August 2019 Note was also converted at the same time as the August 2019 Warrant to its maximum extent (i.e. 229,844,650 CDIs), Crystal Amber’s shareholding percentage on a fully diluted basis, as of the Record Date, would increase to 78.1% (based on its holding as of October 31, 2019, the August 2019 Note Conversion CDIs, and the 2019 Warrant exercise CDIs). If the Funded Percentage is less than a 100% the impact on Crystal Amber’s ownership percentage will be less as the August 2019 Warrant would be exercisable for a lesser number of CDIs.

If the Company issues equity securities at a price lower than the Initial Exercise Price prior to the exercise of the August 2019 Warrant then, subject to certain exclusions, the Initial Exercise Price will be adjusted to the lowest such price (in US dollars) to ensure the economic value of the August 2019 Warrant is not adversely affected. For example, if the Company issued CDIs at the equivalent of $0.01 to an investor, Crystal Amber’s Initial Exercise Price would be reduced from $0.02 to $0.01. As a result, if the August 2019 Note was funded to the maximum amount (i.e. $4,596,893), and the August 2019 Warrant was issued, on exercising the August 2019 Warrant in full (assuming there had been no earlier exercise of the August 2019 Warrant) Crystal Amber would be entitled to purchase 229,844,650 CDIs at an exercise price per CDI equal to $0.01 rather than $0.02.

There are no participating rights or entitlements inherent in the August 2019 Warrant and Crystal Amber will not be entitled to participate in new issues of capital that may be offered to stockholders (except where Crystal Amber has exercised the August 2019 Warrant before the record date to participate in such new issue).

If there is a bonus issue to the holders of CDIs after the date of issue of the August 2019 Warrant, the number of CDIs over which the August 2019 Warrant would be exercisable would be increased by the number of CDIs which Crystal Amber would have received if it had exercised the August 2019 Warrant before the record date for the bonus issue.

Additionally, if there is a pro rata issue (except a bonus issue) of securities to any holder of CDIs or shares of common stock after the date of issue of the August 2019 Warrant, the then applicable exercise price for each CDI under the August 2019 Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

Any securities issued upon exercise of the August 2019 Warrant will be subject to a sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company intends to use the net proceeds raised from any exercise of the August 2019 Warrant to provide funding for the Company’s ongoing general operating and working capital needs and to assist with the initiation of patient enrollment for STEP-1 (United States) and I-STEP (India with Apollo Sugar) clinical studies and for continuing work towards securing a CE Mark for EndoBarrier.

ASX Listing Rules

We are seeking approval from our stockholders for the issuance of the August 2019 Warrant and the subsequent issue of CDIs or common stock to Crystal Amber upon the exercise of the August 2019 Warrant.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of October 31, 2019 it owned 77.8% of the Company’s issued capital. Therefore stockholder approval is now being sought under this Proposal 7, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit the Company to issue to Crystal Amber the August 2019 Warrant and any CDIs or shares of common stock on subsequent exercise of the August 2019 Warrant.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If Proposal 7 is approved, the August 2019 Warrant will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following the date of issue of the August 2019 Warrant under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 7:

●	the August 2019 Warrant will be issued to Crystal Amber, a related party of the Company as detailed above;

●	the August 2019 Warrant has a nil issue price. The exercise price (described above) will be payable in cash or may be settled by cashless exercise by the surrender of CDIs or common stock that may otherwise be issued on exercise under the August 2019 Warrant;

●	the maximum number of CDIs that may be issued on exercising the August 2019 Warrant is 229,844,650;

●	if approved, the August 2019 Warrant is intended to be issued within five days from the date of this Special Meeting but in any event will be issued no later than one month from the date of this Special Meeting; and

●	the full set of terms and conditions on which the August 2019 Warrant will be issued are set out in the August 2019 Securities Purchase Agreement and August 2019 Warrant, copies of which are provided in Annexures B and C, respectively.

Interconditionality of Proposal 7 with Proposal 6

Proposals 6 and 7 are interconditional. As a result, if Proposal 6 is not approved at the Special Meeting, Proposal 7 will be withdrawn and not put to stockholders for approval.

As noted in Proposal 6, if stockholders do not approve Proposals 6 and 7, Crystal Amber will not be able to convert the outstanding balance of the August 2019 Note (assuming it is drawn down in whole or in part by the Company), Crystal Amber will, to the extent that the Company decides to draw down any amount available under the August 2019 Note, be entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the August 2019 Note plus all unpaid interest to satisfy the Company’s obligations under the August 2019 Note and the Company will not be entitled to issue the August 2019 Warrant (discussed in this Proposal 7). Unless we are able to obtain alternative financing to pay the amounts due under the August 2019 Note as they become due, which may not be available to us on as favorable terms, or at all, we may be forced to consider a possible winding up or dissolution of our business.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 7 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

●	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

●	it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

The affirmative vote of the majority of votes cast for Proposal 7 is required for approval.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 7 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 7.

PROPOSAL 8 — APPROVAL OF AN AMENDMENT TO THE BYLAWS OF THE COMPANY

TO INCLUDE AN AUTOMATIC SALE RIGHT FOR THE COMPANY

Background

The Company currently has a substantial number of stockholders that hold less than a marketable parcel of CDIs. A “marketable parcel” is a holding of CDIs with an aggregate market value of at least A$500. For a CDI holder that holds less than a marketable parcel of the Company’s securities, it may be difficult and/or expensive for the holder to sell these securities. It is also expensive and inefficient for the Company to maintain these small holdings given there are share registry fees and other administrative costs associated with maintaining such small holdings on the Company’s CDI register. The Company estimates that these administrative costs amount to approximately $100,000 per year or more.

As permitted by the ASX Listing Rules, the Board of Directors may, if it deems it appropriate to do so, elect to implement a small-holdings sale facility (“Sale Facility”). Such a facility would permit holders of less than a marketable parcel of CDIs to sell their CDIs without having to pay brokerage or handling costs as they would be borne by the Company or the purchaser. The CDI holders would, however, still be responsible for any tax payable in connection with the sale of their CDIs.

The Company is seeking approval in this Proposal 8 to amend its bylaws to include in them certain provisions specified by the ASX Listing Rules. These provisions allow the Company, in the event that a Sale Facility is implemented, to have the additional flexibility to automatically sell the securities of a CDI holder who has less than a marketable parcel of CDIs, provided certain conditions are met (which include allowing the holders of less than a marketable parcel a minimum 6-week period in which to opt-out of the automatic sale process, should they not wish to have their small holding sold on their behalf).

In the event that Proposal 8 is approved and a Sale Facility is implemented by the Company, then any CDI holder who holds less than a marketable parcel of the Company’s CDIs and does not opt out of the automatic sale process during the minimum 6 week notice period may have their CDIs sold on their behalf and, if sold, will have the resulting proceeds paid to them. As noted above, the CDI holder will, however, be responsible for paying any tax on the sale of the CDIs and should seek advice relating to the tax effect of a sale of the Company’s securities from his or her own advisors.

Approval

The Company is therefore seeking the approval of its stockholders to amend its bylaws to include in them the relevant provisions set out in the ASX Listing Rules, which allow the Company, if it elects to do so, to automatically sell under a Sale Facility the CDIs of those CDI holders who hold less than a marketable parcel and who do not specifically opt out of the Sale Facility.

While it is the Board’s current intention to implement a Sale Facility if the benefits outweigh the costs, stockholders should be aware that there is no certainty that a Sale Facility will be implemented at any time in the future, if at all. In the event that a Sale Facility is implemented, further details of such Sale Facility will be provided by the Company to CDI holders at the relevant time.

Proposed Amendment

The terms of the proposed amendment to the bylaws of the Company are as follows:

A new “Article XII — Additional Australian Securities Exchange Listing Rules” be included in the Company’s bylaws as follows:

“Section 1 — Small-holdings sale facility

1.1 Power to sell non-marketable parcels

For so long as the Corporation is admitted to the Official List of the ASX, the Corporation may sell the securities of a holder who has less than a Marketable Parcel of those securities by following the procedures set out in this Article XII.

1.2 Procedures for selling non-marketable parcels

(a)	The directors may send to a security holder, who holds on the date decided by the directors less than a Marketable Parcel of securities, a notice which explains the effect of the notice under this Article XII and advises the holder that he or she may choose to be exempt from the provisions of this Article. A form of election for that purpose must be sent with the notice.

(b)	If before 5:00 p.m. on a date specified in the notice, which must be no earlier than 6 weeks after the notice is sent, the Corporation has not received a notice from the security holder choosing to be exempt from the provisions of this Article and the holder has not increased his or her security holding to a Marketable Parcel or sold his or her entire security holdings, the holder is taken to have irrevocably appointed the Corporation as his or her agent to sell all of the securities constituting less than a Marketable Parcel during the relevant sale period set out in the notice referred to in paragraph (a) at the price and on the terms determined by the directors in their sole discretion and to receive and deal with the proceeds of sale on behalf of the security holder. Nothing in this Article obliges the Corporation to sell the securities. For the purposes of sale, the Corporation may take any action it considers necessary or desirable to effect the sale.

(c)	The costs and expenses of any sale of securities arising from a notice under paragraph (a) (including brokerage and stamp duty) are payable by the purchaser or the Corporation.

(d)	A notice under paragraph (a) may be given to a security holder only once in a 12-month period and may not be given during the offer period of a takeover bid for the Corporation.

(e)	If a takeover bid is announced after a notice is given but before an agreement is entered into for the sale of securities, this Article ceases to operate for those securities. However, despite this paragraph, a new notice under paragraph (a) may be given after the offer period of the takeover bid closes.

(f)	The proceeds of the sale will not be distributed until the Corporation has received any certificate representing the securities (or is satisfied that the certificate has been lost or destroyed).

Section 2 — Additional powers to initiate a sale

In addition to initiating a sale by sending a notice under Section 1, the Corporation may also initiate a sale if a security holder holds less than a Marketable Parcel and that holding was created by a transfer of a parcel of securities effected on or after 1 September 1999 that was less than a Marketable Parcel at the time that the transfer document was initiated or, in the case of a paper based transfer document, was lodged with the Corporation. In that case:

(a)	the security holder is taken to have irrevocably appointed the Corporation as its agent to do anything contemplated in paragraph (b) of Section 1.2 of this Article; and

(b)	if the holding was created after the adoption of this Article, the Corporation may remove or change the security holder’s rights to vote or receive dividends in respect of those securities. Any dividends withheld must be sent to the former holder after the sale once the former holder delivers to the Corporation such proof of title as the directors accept.

Section 3 — Power to revoke, suspend or terminate

The directors may, before a sale is effected under this Article, revoke a notice given or suspend or terminate the operation of this Article either generally or in specific cases.

Section 4 — Treatment of separate holdings

If a security holder is registered in respect of more than one parcel of securities, the directors may treat the security holder as a separate security holder in respect of each of those parcels so that this Article will operate as if each parcel was held by different security holders.

For the purposes of this Article XII:

“Marketable Parcel” has the meaning ascribed to it in the ASX Listing Rules.

“securities” includes CHESS Depositary Interests issued over the Corporation’s common stock as contemplated by the ASX Listing Rules.

“takeover” has the meaning ascribed to it in the ASX Listing Rules.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock (including the underlying shares represented by CDIs) entitled to a vote at the Special Meeting is required for approval of this proposal. If you “abstain” or otherwise do not vote on the proposal, it has the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 8 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 8.

PROPOSAL 9: ADJOURNMENT OF THE MEETING

Our stockholders and CDI holders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 8.

The affirmative vote of a majority of the votes cast for this proposal is required for approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, EVEN IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ANY OF PROPOSALS 1 THROUGH 8.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2019, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

●	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

●	each of our directors;

●	each of our named executive officers; and

●	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options, warrants or other convertible securities that are currently exercisable or convertible or exercisable or convertible within 60 days of October 31, 2019. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 34,388,678 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on October 31, 2019. Unless otherwise indicated, we deem shares and CDIs subject to options and warrants that are exercisable within 60 days of October 31, 2019, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A.

Name and Address of Beneficial Owner		Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders
Crystal Amber Fund Limited	(1)	26,753,186	73.1%
Richard Cashin	(2)	3,987,294	10.9%

Directors and Executive Officers
Daniel J. Moore	(3)	6,500	*
Timothy J. Barberich	(4)	76,074	*
Oern R. Stuge, M.D.	(5)	30,000	*
Juliet Thompson	(6)	30,000	*
Scott W. Schorer	(7)	1,890,145	5.2%
Charles Carter	(8)	385,226	1.1%
All directors and executive officers as a group (6 persons)		2,417,945	6.6%

*	Indicates less than 1%

(1)

Based upon our corporate records and upon the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on October 7, 2019, reporting as of October 7, 2019. The address for CAFL is P.O. Box 286, Floor 2, Trafalgar Court, Les Banques, St Peter Port, Guernsey GY14LY U.K.

Includes 5,855,129 shares outstanding (held as CDIs) and 2,209,618 shares of common stock underlying warrants to purchase CDIs exercisable within 60 days of October 31, 2019. Excludes shares that may be issued in the future upon the conversion of the August 2019 Note and exercise of the August 2019 Warrant, if approved by the stockholders of the Company.

(2)	Based on our corporate records. The address for Mr. Cashin is c/o One Equity Partners, 510 Madison Avenue, 19th Floor, New York, NY 10022.

(3)	Includes 1,000 shares and 5,500 shares subject to options exercisable within 60 days of October 31, 2019. Excludes grant contemplated in this proxy statement.

(4)	Includes 62,074 shares and 14,000 shares subject to options exercisable within 60 days of October 31, 2019. Excludes grant contemplated in this proxy statement.

(5)	Includes 27,492 shares subject to options exercisable within 60 days of October 31, 2019. Excludes grant contemplated in this proxy statement.

(6)	Includes 22,494 shares subject to options exercisable within 60 days of October 31, 2019. Excludes grant contemplated in this proxy statement.

(7)	Includes 426,657 shares subject to options exercisable within 60 days of October 31, 2019.

(8)	Includes 0 shares subject to options exercisable within 60 days of October 31, 2019.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not fewer than 45 days and not more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2020 Annual Meeting, such a proposal must be received by the Company on or after April 15, 2020 (EDT) but no later than May 15, 2020 (EDT). If the date of the 2020 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2019 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2020 Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents the Company files with the SEC by going our website at www.gidynamics.com. The information provided on our website is not part of this proxy statement and is not incorporated by reference.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for the Company.

A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent to the practice. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement please notify your broker or our Corporate Secretary at 320 Congress Street, Floor 3, Boston, MA 02210 or at (781) 357-3263. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Annexure A

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF GI DYNAMICS, INC.

It is hereby certified that:

1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 2003. A Restated Certificate of Incorporation was filed on September 1, 2011. A Certificate of Amendment of Restated Certificate of Incorporation was filed on April 9, 2015 and on June 13, 2017.

2. The Restated Certificate of Incorporation filed on September 1, 2011, as amended, is hereby further amended to change the capitalization of the Corporation by striking out the first paragraph of the section titled “Designation and Number of Shares” of Article IV in its entirety and by substituting in lieu of the following paragraph:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Seventy-Five Million Five Hundred Thousand (75,500,000) shares, consisting of Seventy-Five Million (75,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), Zero (0) shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and Five Hundred Thousand (500,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

3. The Amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, this [                  ] day of [                  ], 20XX.

GI Dynamics, Inc.

By:
Scott Schorer
Chief Executive Officer and President

A-1

Annexure B

Execution Version

GI Dynamics, Inc.

____________________________

Securities Purchase Agreement

____________________________

GI Dynamics, Inc.

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”) is made as of the 21st day of August, 2019 (the “Effective Date”) by and between GI Dynamics, Inc., a Delaware corporation (the “Company”), and Crystal Amber Fund Limited (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1.	Terms of the Securities

1.1 The Financing. Subject to the terms of this Agreement, the Purchaser agrees to (i) exercise certain outstanding warrants issued on May 30, 2018 and June 30, 2019 (the “Existing Warrants”), in accordance with the terms of such Existing Warrants, and purchase an aggregate of 412,427,495 Chess Depositary Interests (the “Existing Warrants CDIs”) (subject to the effect of any rounding) (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)), at an aggregate purchase price of Five Million Four Hundred Three Thousand One Hundred Six Dollars and Ninety Five Cents (US$5,403,106.95) (the “Aggregate Exercise Price”) and (ii) purchase from the Company, and the Company agrees to issue and sell to the Purchaser, an unsecured convertible promissory note in the aggregate principal amount of up to Four Million Five Hundred Ninety-Six Thousand Eight Hundred Ninety-Three Dollars (US$4,596,893) (the “Loan Amount”) in substantially the form attached hereto as Exhibit A (the “Note”). The Note may, subject to stockholder approval, be converted into CDIs as provided in such Note.

1.2 The Warrant. In order to induce the Purchaser to enter into this Agreement, to exercise the Existing Warrants, to purchase the Note and to make the loan evidenced thereby, the Company agrees, in accordance with the terms of this Agreement, to issue to the Purchaser a warrant to purchase CDIs or Common Stock as provided in such warrant and in substantially the form attached hereto as Exhibit B (the “Warrant”). The Warrant shall only be issuable (a) in the event of the Advance (as defined in the Note) under the Note and (b) in accordance with Section 2.3 of this Agreement following receipt of stockholder approval to issue the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note, and if stockholder approval is obtained, shall have a term that expires on the fifth (5th) anniversary of the Funding Date (as defined in the Note). If stockholder approval for issuance of the Warrant is not obtained, the Warrant will not be capable of being issued and the Purchaser shall be entitled to the remedy described in Section 2(c) of the Note in accordance with the procedures described therein, in full satisfaction of all obligations under the Note and in lieu of issuance of the Warrant.

2.	The Closing

2.1 Closing Date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 The Closing; Exercise of Existing Warrants; and Delivery of Note.

(A) At the Closing (i) in accordance with the terms of the Existing Warrants and this Agreement, the Purchaser will deliver to the Company a Notice of Exercise for a cash exercise of $2,000,000 (“Initial Exercise Price”) in CDIs with respect to the Existing Warrants and a wire transfer of immediately available funds in an amount equal to the Initial Exercise Price; and (ii) the Company shall issue and deliver to the Purchaser (a) 144,466,319 Existing Warrant CDIs (subject to the effect of any rounding) required to be issued in connection with the delivery of the Initial Exercise Price and (b) the Note; and (iii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require.

(B) On September 30, 2019, or such earlier date as may be requested by the Company (the “Second Exercise Date”), in accordance with the terms of the Existing Warrants and this Agreement the Purchaser will deliver to the Company a Notice of Exercise for a cash exercise of $1,999,999.99 (“Second Exercise Price”) in CDIs with respect to the Existing Warrants not exercised at the Closing and a wire transfer of immediately available funds in an amount equal to the Second Exercise Price and the Company shall issue and deliver to the Purchaser 157,480,314 Existing Warrant CDIs (subject to the effect of any rounding) required to be issued in connection with the delivery of the Second Exercise Price.

(C) On October 31, 2019, or such earlier date as may be requested by the Company (the “Third Exercise Date”), in accordance with the terms of the Existing Warrants and this Agreement, the Purchaser will deliver to the Company a Notice of Exercise for a cash exercise of $1,000,000 (“Third Exercise Price”) in CDIs with respect to the Existing Warrants not exercised at the Closing or on the Second Exercise Date and a wire transfer of immediately available funds in an amount equal to the Third Exercise Price and the Company shall issue and deliver to the Purchaser 78,740,157 Existing Warrant CDIs (subject to the effect of any rounding) required to be issued in connection with the delivery of the Third Exercise Price.

(D) On November 15, 2019, or such earlier date as may be requested by the Company (the “Fourth Exercise Date”), in accordance with the terms of the Existing Warrants and this Agreement the Purchaser will deliver to the Company a Notice of Exercise for a cash exercise of $403,106.96 (“Fourth Exercise Price”) in CDIs with respect to the Existing Warrants not exercised at the Closing or on the Second Exercise Date or the Third Exercise Date and a wire transfer of immediately available funds in an amount equal to the Fourth Exercise Price and the Company shall issue and deliver to the Purchaser 31,740,705 Existing Warrant CDIs (subject to the effect of any rounding) required to be issued in connection with the delivery of the Fourth Exercise Price.

2.3 Issuance and Delivery of Warrant. Subject to and conditioned upon receipt by the Company of the Advance under the Note, the Company shall issue and deliver the Warrant to the Purchaser within five business days of the date of the Company’s receipt of stockholder approval of the issue of the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note.

3.	Representations, Warranties and Covenants of the Company

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.

3.2 Corporate Power. The Company has all requisite corporate power to (i) execute and deliver this Agreement, (ii) deliver the Existing Warrants CDIs, (iii) execute and deliver the Note and subject to the abovementioned stockholder approval, (iv) execute and deliver the Warrant in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Financing Documents”) and to carry out and perform its obligations under the terms of the Financing Documents and to, subject to the abovementioned stockholder approval, issue CDIs in accordance with the terms thereof.

(a) Authorization. The execution and delivery of each of the Financing Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the issuance of the Existing Warrants CDIs, the issuance of the Warrant, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs”), the reservation of the Common Stock underlying the CDIs issuable upon exercise of the Warrant (the “Warrant CDIs” and, together with the Note, the Existing Warrants CDIs, the Warrant, the Conversion CDIs and the Common Stock, “Securities”) and the issuance of the Conversion CDIs and the Warrant CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date and except for any required stockholder approval of the Company as set forth in Section 2(c) of the Note and in this Agreement, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Financing Documents has been (or in the case of the Warrant, will be) duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs in accordance with the provisions of this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(f) of the Note). Upon the exercise of the Warrant in accordance with the provisions of this Agreement and the Warrant, the Warrant CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 5(b) of the Warrant). Upon exercise of the Existing Warrants, the Existing Warrants CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in clause 5(b) of the Existing Warrants). The issuance of the Note (and the Conversion CDIs), the Warrant (and the Warrant CDIs), and the Existing Warrants CDIs pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs), the Warrant (and the Warrant CDIs) and the Existing Warrants CDIs will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note and the Warrant (and the underlying securities) may be subject to restrictions on transfer as set out in the Financing Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs), the Warrant (and the Warrant CDIs) and the Existing Warrants CDIs do not and will not cause any dilution adjustment in any existing securities of the Company, and the Purchaser hereby waives any dilution adjustment that might otherwise result from the issuance and sale of the Note (and the Conversion CDIs) or the Warrant (and the Warrant CDIs) or the issuance of the Existing Warrants CDIs pursuant to the terms of any existing security held by the Purchaser.

3.3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Financing Documents, the offer, sale or issuance of the Note, the Conversion CDIs, the Warrant, the Warrant CDIs and the Existing Warrants CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for (i) any stockholder approval described by Section 2(c) of the Note and this Agreement and (ii) any notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

3.4 No Conflicts. The execution, delivery and performance of the Financing Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note, the Warrant and the Existing Warrants CDIs and the reservation for issuance and issuance of the Conversion CDIs and the Warrant CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected. For the avoidance of doubt, the Purchaser agrees that the execution, delivery and performance of the Financing Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby shall not conflict with or constitute a default under the Note Purchase Agreement, dated as of June 15, 2017, and amended as of December 31, 2018, March 31, 2019, April 30, 2019, June 30, 2019 and of even date herewith, between the Company and the Purchaser, including, without limitation, the restriction on additional indebtedness set forth in Section 3.14 thereof.

3.5 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and the Warrant and the issue and sale of the Existing Warrants CDIs are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.6 Use of Proceeds. The Company shall use the proceeds from the exercise of the Existing Warrants and the sale and issuance of the Note to continue work on the three highest priority programs, comprised of STEP-1 (United States) clinical trial enrollment, I-STEP (India with Apollo Sugar) clinical trial enrollment, CE Mark, and for general corporate purposes advance for general corporate purposes.

3.7 Delivery of SEC Filings. The Company has provided the Purchaser with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.8 Conduct of Business; Regulatory Permits. To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and, assuming the Note, the Existing Warrants CDIs and the Warrant are issued, has no knowledge of any facts or circumstances that would reasonably lead to a suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.9 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

3.10 Securities Laws. The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.10. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Note or the Warrant in a manner that could require the registration of the Note or the Warrant under the Act.

3.11 Efforts to Obtain Stockholder Approval. The Company shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 2(c) of the Note in respect of the Note and the same form of approval in respect of the Warrant on or prior to December 31, 2019. The Company covenants that its proposal to stockholders in respect of approval of the Warrant issuance will be interconditional with its proposal to stockholders in respect of approval of issuance of CDIs upon conversion of the Note, such that if either proposal is not approved, then neither proposal may be approved.

4.	Representations and Warranties of the Purchaser

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account. The Purchaser understands that the Securities have not been registered under the Act and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that its acquisition of any Securities under the Note, the Warrant or Existing Warrants will be acquired solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144. The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.5 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S. In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note, the Warrant and the underlying securities, and the Existing Warrants CDIs may, subject to any restrictions contained in the Note or the Warrant, as applicable, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note or the Warrant, as applicable, and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d). If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note and the Warrant, as applicable, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note and the Warrant, as applicable, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Financing Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends. The Purchaser understands that any securities issued upon conversion of the Note or exercise of the Warrant, and the Existing Warrants CDIs, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement, the Note or the Warrant, as applicable.

(c) Any legend required by the securities laws of any state or country to the extent such laws are applicable to the securities represented by the certificate so legended.

4.10 Market Standoff. The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions. The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to them, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the ASX, will be implemented, including the application to any CDIs issued to them of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5.	Events of Default; Remedies

5.1 Events of Default. Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Financing Documents:

(a) Any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Financing Document including, but not limited to, the failure by the Company to pay on the Maturity Date, upon a Change of Control pursuant to Section 2(b) of the Note or to the extent due and payable under Section 2(c) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Financing Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof; or

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Financing Document (other than a failure to pay as specified in Section 5.1(a) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof.

5.2 Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Financing Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note and the other Financing Documents. No right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6.	Conditions to Closing

6.1 Conditions to Purchaser’s Obligations at the Closing. The obligations of the Purchaser under the Financing Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Financing Documents that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note, the Conversion CDIs, the Warrant, the Warrant CDIs and the exercise of the Existing Warrants CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing. The obligations of the Company under the Financing Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.

(b) Purchase Price. The Purchaser shall have delivered to the Company the Initial Exercise Notice together with the Initial Exercise Price.

7.	Miscellaneous

7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:

Crystal Amber Fund Limited

PO Box 286

Floor 2, Trafalgar Court

Les Banques

St Peter Port

Guernsey

GY1 4LY

With a copy (that shall not constitute notice) to:

Estera - GG - Crystal Amber Team

CrystalAmberTeam@estera.com

If to the Company:

GI DYNAMICS, INC.

320 Congress Street

Floor 3

Boston, MA 02205

Attention: Chief Executive Officer

With a copy (that shall not constitute notice) to:

Melanie Figueroa, Esq.

Mitchell Silberberg & Knupp LLP

437 Madison Avenue, 25th Floor

New York, New York 10022

Email: mxf@msk.com

7.6 Amendment; Modification; Waiver. No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, modification or waiver of any provision of this Agreement must not contravene the ASX Listing Rules.

7.7 Entire Agreement. This Agreement, the Exhibits hereto, and the Financing Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

GI Dynamics, Inc.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

PURCHASER:

Crystal Amber Fund Limited

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director
Executed by Crystal Amber Asset Management (Guernsey) Ltd as Investment Manager of Crystal Amber Fund Limited

[Signature Page to Note Purchase Agreement]

Exhibit A

Form of Unsecured Convertible Promissory Note

THIS UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

UNSECURED CONVERTIBLE PROMISSORY NOTE

US$4,596,893	August 21, 2019
Boston, Massachusetts

For value received, GI Dynamics, Inc., a Delaware corporation (“Payor”), hereby promises to pay to the order of Crystal Amber Fund Limited (the “Holder”), an aggregate principal sum of Four Million Five Hundred Ninety-Six Thousand Eight Hundred Ninety Three Dollars (US$4,596,893), or such lesser amount as may be advanced and outstanding pursuant to Section 1(d) hereof, or such greater amount as shall become due after giving effect to Section 2(b) or 2(c) hereof, with interest on the outstanding principal amount at the rate of ten percent (10%) per annum. Interest (i) shall commence with the date of receipt by Payor of the Advance Amount (as defined below) on the Funding Date (as defined below) and shall be compounded annually based on a 365-day year, and (ii) shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. Payment and Maturity

(a) Reference is hereby made to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of even date herewith, between Payor and the Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Unsecured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on the date which is the fifth anniversary of the Funding Date (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of sixteen percent (16%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

(d) Subject to the terms of this Note, the Holder shall make an advance (the “Advance”) to Payor on December 6, 2019 (or such earlier or later date as may be requested by Payor) (the “Funding Date”) in an amount equal to Four Million Five Hundred Ninety-Six Thousand Eight Hundred Ninety Three Dollars (US$4,596,893), or such lesser amount as may be set forth in a notice delivered by Payor to the Holder not later than five (5) days prior to the Funding Date (the “Advance Amount”). Notwithstanding the foregoing, no Advance shall be made during the continuance of any Event of Default.  In such an event, Advance to Payor may resume on the third (3rd) day, and shall resume no later than the seventh (7th) day, following the Holder’s receipt of notice delivered by Payor affirming that Payor has cured its Event of Default.  The parties shall cause Schedule A to be updated as of the Funding Date. For the avoidance of doubt, the Holder and Payor may jointly waive any requirement set forth in this Section 1(d), provided, however, that only the Payor may waive the Holder’s obligation to deliver the Advance Amount.

2. Conversion

(a) Optional Conversion. Subject to Section 2(c) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the Funding Date and prior to the Maturity Date, exercisable upon written notice to Payor, to (a) convert all (but not less than all) of the then outstanding unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.02 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion.

(b) Change of Control. Upon the consummation of a Change of Control prior to the Maturity Date, the Holder may, at its option, (i) receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the then outstanding unpaid principal amount of this Note in full satisfaction of all obligations under the Note, or (ii) subject to the provisions of Section 2(c) and Section 6(a) hereof, retain the Note, including, without limitation, the Conversion Option set forth in Section 2(a) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to Payor’s stockholders, (iii) a merger or consolidation of Payor, other than for the purpose of re-domiciling Payor, unless following such transaction or series of transactions, the holders of Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving Payor that constitutes or results in a transfer of more than one-third of the equity interests in Payor, unless following such transaction or series of transactions, the holders of Payor's securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(c) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, in the event that the rules of the Australian Securities Exchange (“ASX”) (or any other exchange on which the CDIs or Common Stock is then traded) require Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) hereof, Payor shall use its commercially reasonable efforts to convene a meeting of stockholders on or prior to December 31, 2019 to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the then outstanding unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while Payor is listed on the ASX and the rules of the ASX require Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) hereof, unless and until Payor has obtained stockholder approval pursuant to this Section 2(c).

(d) Fractional Shares and Conversion Process. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, Payor will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon valid conversion of this Note pursuant to Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of Payor and Payor must, if the CDIs are quoted on the ASX, do the following:

(i)	allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the conversion notice and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii)	enter CDN into Payor’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii)	deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv)	apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v)	deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of conversion, CDIs are no longer quoted on ASX, then on conversion of the Note Payor must issue directly to the Holder the number of shares of Common Stock over which the Note is convertible into and must procure that those shares be listed for trading on any securities exchange on which Payor’s Common Stock is tradeable and deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

(e) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(f) Restriction on Transfer. Notwithstanding any other provision of this Note or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).  Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. Default; Remedies

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. Prepayment. Subject to Section 1(d), Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(b) and Section 2(c) hereof.

5. Non-Transferable. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fundamental Transactions; Corporate Events.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) Payor effects any merger or consolidation of Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(b) hereof, the Holder shall be entitled to require the surviving entity to issue to the Holder an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(b) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (a) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of Payor, then Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. Payor agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by Payor to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended December 31, 2018, March 31, 2019, April 30, 2019, June 30, 2019 and of even date herewith, will have no effect on the Conversion Price.

7. Waiver; Payment of Fees and Expenses. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by the Holder shall constitute a waiver, election or acquiescence by it.

8. Cumulative Remedies. The Holder’s rights and remedies under this Note and the Purchase Agreement shall be cumulative. No exercise by the Holder of one right or remedy shall be deemed an election, and no waiver the by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. Miscellaneous

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of Payor, to the attention of the Chief Executive Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of Payor and the Holder provided that, while Payor is admitted to the Official List of the ASX, any amendment, modification or waiver must not contravene the ASX Listing Rules.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

(h) Voting Rights. This Note does not carry any voting rights at stockholder meetings of Payor unless and until the Note is converted.

(i) Participation Rights. The Holder is not by virtue of holding this Note entitled to participate in any new issue of securities made by Payor to stockholders without first converting the Note.

(j) Equal Ranking. The Common Stock and CDIs issued pursuant to a conversion of this Note will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of Payor in all respects.

(k) Reorganisations. While Payor is admitted to the Official List of the ASX, the rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of Payor’s capital at the time of the reorganization.

[Signature page follows]

In Witness Whereof, the parties have executed this Convertible Promissory Note as of the date first written above.

GI Dynamics, Inc.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

Agreed to and Accepted:

Crystal Amber Fund Limited

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director
Executed by Crystal Amber Asset Management (Guernsey) Ltd
as Investment Manager of Crystal Amber Fund Limited

SCHEDULE A

ADVANCE (in US$)

Advance Date	Advance Amount
December 6, 2019	$4,596,893

Exhibit B

Form of Warrant

Annexure C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

Warrant to purchase Chess Depositary Interests

Issue Date: _________, 2019

This Warrant to Purchase CHESS Depositary Interests (the “Warrant”) certifies that, for good and valuable consideration, Crystal Amber Fund Limited (along with its permitted assignees, the “Holder”) is entitled to, and GI Dynamics, Inc., a Delaware corporation (the “Company”), hereby grants the Holder the right to, purchase, as of the date of issuance set forth above (the “Issue Date”), up to such number of fully paid and non-assessable CHESS Depositary Interests (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (the “CDIs”) as determined pursuant to Section 1(a) below, at a price per CDI equal to the Exercise Price (as defined below), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 21, 2019, by and between the Company and the Holder.

1.	Number of CDIs; Exercise Price

(a) Number of CDIs. Subject to the terms of that certain Unsecured Convertible Promissory Note issued by the Company to the Holder on August 21, 2019 (the “Note”), upon receipt of the Advance (as defined in the Note) by the Company pursuant to the Note, and with effect from the Issue Date, this Warrant automatically shall become exercisable for the number of CDIs set forth on Schedule A hereto, which amounts represent a proportionate number of shares of Common Stock set forth on Schedule A. All CDIs for which this Warrant becomes exercisable from time to time pursuant to this Paragraph 1(a), and as may be adjusted from time to time in accordance with the provisions of this Warrant, are referred to herein cumulatively and collectively as the “Warrant CDIs.”

(b) Exercise Price. With respect to each Warrant CDI for which this Warrant becomes exercisable pursuant to Paragraph 1(a) above, the purchase price therefor (the “Exercise Price”) shall be US$0.02.

2.	Exercise; Payment.

(a) Method of Exercise. This Warrant may be exercised by the Holder at any time during the term (as set forth in Section 8) and in compliance with the provisions of this Warrant for all or any part of the Warrant CDIs, by the surrender of this Warrant together with the duly executed notice of exercise form attached hereto as Exhibit A (the “Notice of Exercise”) at the principal office address of the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the Holding Statement or the book entry notice pursuant to Section 2(e), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the then unpurchased, or remaining but not yet available for issuance, Warrant CDIs, which new Warrant shall in all other respects be identical to this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(b) Cash Exercise. Upon exercise of this Warrant, the Holder shall pay the Company an amount (“Exercise Payment”) equal to the product of the Exercise Price multiplied by the total number of Warrant CDIs purchased pursuant to such exercise of this Warrant, by wire transfer of immediately available funds or check payable to the order of the Company. In the manner set out in Paragraph (e) below, the Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Warrant CDIs represented by such exercise (and such Warrant CDIs shall be deemed to have been issued) immediately prior to the close of business on the date upon which the Exercise Payment is paid to the Company.

(c) Net Exercise. The Exercise Payment also may be paid at the Holder’s election by surrender of all or a portion of the Warrant for the Warrant CDIs to be exercised under this Warrant (“Net Exercise”). If the Holder elects the Net Exercise method, the Company will issue Warrant CDIs in accordance with the following formula:

X = Y(A-B)
           A

Where:

X =	the number of Warrant CDIs to be issued upon the Net Exercise of the Warrant

Y =	the number of Warrant CDIs to be surrendered

A =	the fair market value of one (1) CDI on the date of exercise of this Warrant

B =	the Exercise Price

For purposes of the above calculation, fair market value of CDIs shall mean the following (“Fair Market Value”):

(i) if CDIs are then quoted on the Australian Securities Exchange (“ASX”), then the Fair Market Value per share of one (1) CDI shall be equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after);

(ii) if CDIs are not then quoted on the ASX, then if the Company’s Common Stock is traded on another national securities exchange, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock on such securities exchange for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates;

(iii) if CDIs are not then quoted on the ASX and the Common Stock is not then traded on another securities exchange, then if the Common Stock is traded over-the-counter, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock quoted on the principal market on which or through which the Common Stock is traded over the five (5) consecutive trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates; or

(iv) if CDIs are not then quoted on the ASX and the Common Stock is not then listed on any securities exchange or traded in the over-the-counter market, the Fair Market Value of the CDIs shall be as determined by its Board of Directors in its reasonable good faith judgment (which determination shall take into consideration any available appraisals).

If any of the amounts used to calculate the Fair Market Value are expressed in Australian dollars and not the United States dollar, then each such amount shall be converted into United States dollars based on the closing exchange rate published by the Reserve Bank of Australia in their Official Bulletin at 4 pm for the applicable date. The amounts used to calculate the Fair Market Value shall be equitably adjusted for the occurrence of any of the events for which an adjustment would be made pursuant to Section 4 but which is not otherwise fully reflected in the Fair Market Value calculation.

(d) Election to receive Common Stock. The Holder may include in its Notice of Exercise, the election to receive the corresponding number of shares of Common Stock for the Warrant CDIs to be purchased.

(e) Exercise Process including Holding Statement. In the event of the valid exercise of this Warrant, the Company must, if the CDIs are quoted on the ASX, do the following:

(i) allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the Notice of Exercise and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii) enter CDN into the Company’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii) deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv) apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v) deliver in accordance with Section 6 to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of exercise, CDIs are no longer quoted on ASX, then on exercise of the Warrant the Company must issue directly to the Holder the number of shares of Common Stock over which the Warrant is exercised and must procure that those shares be listed for trading on any securities exchange on which the Company’s Common Stock is tradeable and in accordance with Section 6 deliver to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

3. Stock Fully Paid; Reservation of Shares. All of the Warrant CDIs or Common Stock issuable upon the exercise of this Warrant, upon issuance and receipt by the Company of the Exercise Price therefor (or upon Net Exercise thereof, as provided in Section 2(c)), shall be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof except as noted in Section 5. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The number and kind of Warrant CDIs to be issued upon the exercise of this Warrant and the Exercise Price payable therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Consolidation or Reorganization. Subject to Section 10, in case of any reclassification of the CDIs (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the Company’s assets (any of which is a “Reorganization Transaction”), the Company, or such successor corporation as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant CDIs then issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property as would be received by the Holder for such Warrant CDIs as if such Warrant CDIs were outstanding immediately prior to the consummation of the Reorganization Transaction.

(b) Stock Splits, Dividends and Combinations. Subject to Section 10, in the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be such that in each case, the result obtained by multiplying the Exercise Price by the number of Warrant CDIs shall be the same immediately prior to, and immediately after, such event.

(c) Notice of Corporate Action. If the Company (i) declares a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Reorganization Transaction; or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 11(d); provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(d) Subsequent Equity Sales. Notwithstanding any provision of this Warrant to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Company agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Company to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended as of December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019 and August 21, 2019, issued to the Holder by the Company, will have no effect on the Exercise Price.

5.	Holder Representations and Warranties; Transfer and Assignment.

(a) The representations and warranties and rights and obligations of transfer and assignment of the Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or Warrant CDIs issuable to the Holder are hereby made a part of this Warrant and incorporated herein by this reference

(b) Notwithstanding any other provision of this Warrant or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to this Warrant (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).  Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Company’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

(c) The Holder may not sell or transfer this Warrant, or grant, issue or transfer interests in, or options over, this Warrant at any time within 12 months after the Issue Date except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fractional Shares. No fractional shares of the Company’s capital stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or subscription rights or be deemed the holder of the CDIs, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) with respect to the Warrant CDIs until this Warrant shall have been exercised and the Warrant CDIs purchasable upon the exercise of this Warrant shall have become deliverable, as provided in Section 2(a).

8. Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 5:00 p.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Funding Date.

9. Registry of Warrants. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. The Holder’s initial address, for purposes of such registry, is set forth below the Holder’s signature on this Warrant. The Holder may change such address by giving written notice of such changed address to the Company.

10. ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to the Warrant notwithstanding any other provision of this Warrant:

(a) Voting Rights. The Warrant does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant is exercised.

(b) Participation Rights. There are no participating rights or entitlements inherent in the Warrant and the Holder is not by virtue of holding the Warrant entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant).

(c) Reorganizations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.

(d) Bonus Issues. If there is a bonus issue to the holders of CDIs, the number of CDIs representing shares of Common Stock over which the Warrant is exercisable will be increased by the number of CDIs which the Holder would have received if it had exercised the Warrant before the record date for the bonus issue.

(e) Pro Rata Issue. If the Company proceeds with a pro rata issue (except a bonus issue) of securities to stockholders after the date of issue of the Warrant, the Exercise Price of the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(f) Not Quoted. The Warrant will not be quoted on ASX or on any other securities exchange.

(g) Equal Ranking. The Common Stock and CDIs issued pursuant to an exercise of the Warrant will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Company in all respects.

(h) Changes. Other than as set out in this Warrant or the ASX Listing Rules, this Warrant does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant can be exercised.

11.	Miscellaneous.

(a) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder and of the Warrant CDIs issued or issuable upon the exercise hereof.

(d) Any notice provided for or permitted under this Warrant shall be treated as having been given (i) upon receipt, when delivered personally, (ii) one day after sending, when sent by commercial overnight courier with written verification of receipt, (iii) upon confirmed transmission when sent via facsimile on a business day prior to 5:00 pm local time or, if sent after 5:00 pm local time, the next business day after confirmed transmission, or (iv) three business days after deposit with the United States Postal Service, when mailed postage prepaid by certified or registered mail, return receipt requested, in each case, addressed to the address or facsimile number set forth on the signature pages hereof or as otherwise furnished in writing.

(e) This Warrant, the Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the matters contained herein.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, waiver or termination must not contravene the ASX Listing Rules.

[continued and to be signed on following page]

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be signed by its duly authorized officer, all as of the day and year first above written.

COMPANY:	GI DYNAMICS, INC.
a Delaware corporation

By:
	Name:	Scott Schorer
	Title:	Chief Executive Officer

Notice Address:	320 Congress St
Boston, MA 02210
U.S.A.
Attention: Chief Executive Officer

HOLDER:		CRYSTAL AMBER FUND LIMITED

By:
Name:
	Title:	Director
Crystal Amber Asset Management (Guernsey) Ltd

Notice Address:	P.O. Box 286
Floor 2
Trafalgar Court
St. Peter Port
Guernsey
GY1 4LY

With a copy (which shall not constitute notice) to:

Estera - GG - Crystal Amber Team CrystalAmberTeam@estera.com

Schedule A

Issuable Warrant CDIs

CDIs	Common Stock

Exhibit A

Notice of Exercise

TO:	GI DYNAMICS, INC.

_________________________

_________________________

1. Cash Exercise. The undersigned hereby elects to purchase ____________ CHESS Depositary Interests (with each CHESS Depositary Interest representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (“CDIs”) of GI DYNAMICS, INC., a Delaware corporation (the “Company”), pursuant to the terms of Section 2(b) of the Warrant to Purchase CHESS Depositary Interests, dated ____, 2019 (the “Warrant”), and tenders herewith payment of the Exercise Price (as such term is defined in the Warrant) therefor.

2. Net Exercise. The undersigned hereby elects to effect a Net Exercise for _____________ CDIs pursuant to Section 2(c) of the Warrant.

Please issue a Holding Statement certifying said _________ CDIs have been issued in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3. Common Stock Election. By initialing here, the undersigned hereby elects to receive the number of shares of Common Stock corresponding to the CDIs noted above in lieu of the CDIs otherwise issuable: ______________

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock or CDIs, as the case may be, are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares or CDIs.

Holder Name: ______________________

By:

Name:

Title:

Date:

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE

ONLINE
www.linkmarketservices.com.au

BY MAIL (in AUSTRALIA)
GI Dynamics, Inc.
C/- Link Market Services Limited
Locked Bag A14, Sydney South NSW 1235 Australia

BY MAIL (in USA)
GI Dynamics, Inc.
C/- American Stock Transfer and Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA

BY HAND (in AUSTRALIA)
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

BY HAND (in USA)
American Stock Transfer & Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

BY FAX
+61 2 9287 0309

ALL ENQUIRIES TO
Telephone: +61 1800 770 850 (free call within Australia)

LODGEMENT OF A PROXY FORM

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given above by **8:00 a.m. (AEDT) on Sunday, 1 December 2019 (which is 5:00pm, Saturday, 30 November 2019 EST),** being not later than 48 hours before the commencement of the Meeting. Any Proxy Form received after that time will not be valid for the scheduled Meeting.

Proxy Forms may be lodged using the reply paid envelope or:

ONLINE
www.linkmarketservices.com.au
Login to the Link website using the holding details as shown on the Proxy Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their "Holder Identifier" (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this Proxy Form).

BY MOBILE DEVICE
Our voting website is designed specifically for voting online. You can now lodge your proxy by scanning the QR code adjacent or enter the voting link **www.linkmarketservices.com.au** into your mobile device. Log in using the Holder Identifier and postcode for your shareholding.

To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device.

QR Code

HOW TO COMPLETE THIS SHAREHOLDER PROXY FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's share register. If this information is incorrect, please make the correction on the form. Shareholders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your shares using this form.**

APPOINTMENT OF PROXY

If you wish to appoint the Chairman of the Meeting as your proxy, mark the box in Step 1. If you wish to appoint someone other than the Chairman of the Meeting as your proxy, please write the name of that individual or body corporate in Step 1. A proxy need not be a shareholder of the Company.

DEFAULT TO CHAIRMAN OF THE MEETING

Any directed proxies that are not voted on a poll at the Meeting will default to the Chairman of the Meeting, who is required to vote those proxies as directed. Any undirected proxies that default to the Chairman of the Meeting will be voted according to the instructions set out in this Proxy Form.

VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT

You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your shares will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of shares you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

APPOINTMENT OF A SECOND PROXY

You are entitled to appoint up to two persons as proxies to attend the Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the Company's share registry or you may copy this form and return them both together.

To appoint a second proxy you must:

(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of shares applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and

(b) return both forms together.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either shareholder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

CORPORATE REPRESENTATIVES

If a representative of the corporation is to attend the Meeting the appropriate "Certificate of Appointment of Corporate Representative" must be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company's share registry or online at www.linkmarketservices.com.au.

IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE SPECIAL MEETING, PLEASE BRING THIS FORM WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

NAME SURNAME
ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
ADDRESS LINE 4
ADDRESS LINE 5
ADDRESS LINE 6

X99999999999

PROXY FORM

I/We being a member(s) of GI Dynamics Limited and entitled to attend and vote hereby appoint:

STEP 1

APPOINT A PROXY

☐ the Chairman of the Meeting *(mark box)*

OR if you are **NOT** appointing the Chairman of the Meeting as your proxy, please write the name of the person or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the Special Meeting of Stockholders to be held at **5:00 p.m. (EST) on Monday, 2 December 2019** at the Company's corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, United States **(the Meeting)** (which is on **8:00 a.m. (AEDT) on Tuesday, 3 December 2019),** and at any postponement or adjournment of the Meeting.

The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business.

STEP 2

VOTING DIRECTIONS

Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting.

Please read the voting instructions overleaf before marking any boxes with an ☒

ⓘ * If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted.

STEP 3

SIGNATURE OF SHAREHOLDERS – THIS MUST BE COMPLETED

Shareholder 1 (Individual)	Joint Shareholder 2 (Individual)	Joint Shareholder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the shareholder. If a joint holding, either shareholder may sign. If signed by the shareholder's attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company's constitution and the *Corporations Act 2001* (Cth).

GID PRX1902N

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE

ONLINE
www.linkmarketservices.com.au

BY MAIL (in AUSTRALIA)
GI Dynamics, Inc.
C/- Link Market Services Limited
Locked Bag A14, Sydney South NSW 1235 Australia

BY MAIL (in USA)
GI Dynamics, Inc.
C/- American Stock Transfer and Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA

BY HAND (in AUSTRALIA)
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

BY HAND (in USA)
American Stock Transfer & Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

BY FAX
+61 2 9287 0309

ALL ENQUIRIES TO
Telephone: +61 1800 770 850 (free call within Australia)

LODGEMENT OF A CDI VOTING INSTRUCTION FORM

This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given above by **8:00 a.m. (AEDT) Saturday, 30 November 2019 (which is 5:00pm on Friday, 29 November 2019 EST),** being not later than 72 hours before the commencement of the Meeting. Any CDI Voting Instruction Form received after that time will be invalid.

CDI Voting Instruction Forms may be lodged using the reply paid envelope or:

ONLINE
www.linkmarketservices.com.au
Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their "Holder Identifier" (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this CDI Voting Instruction Form).

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your CDIs using this form.**

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

Each CHESS Depositary Interest (**CDI**) is evidence of an indirect ownership in the Company's shares of common stock (**Shares**). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at **7:30 a.m. on 1 November 2019 (AEDT)** , entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (**CDN**). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Annual Meetings of Stockholders on the instruction of the registered holders of the CDIs.

APPOINTMENT OF A PROXY

If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2. Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Annual Meeting* including any cut off time for receipt of valid proxies.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either holder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

NAME SURNAME
ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
ADDRESS LINE 4
ADDRESS LINE 5
ADDRESS LINE 6

X99999999999

CDI VOTING INSTRUCTION FORM

STEP 1

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

I/We being a holder of CHESS Depositary Interests (**CDIs**) of GI Dynamics, Inc (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Special Meeting of Stockholders of the Company to be held at **5:00 p.m. (EST) on Monday, 2 December 2019** at the Company's corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, United States **(the Meeting)** (which is on **8:00 a.m. (AEDT) on Tuesday, 3 December 2019),** and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

STEP 2

PROXY APPOINTMENT– **this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting**

If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) in this box.

Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Annual Meeting* including any cut off time for receipt of valid proxies.

STEP 3

VOTING INSTRUCTIONS

Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting.
Please read the voting instructions overleaf before marking any boxes with an ☒

Resolutions

ⓘ * If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted.

STEP 4

SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED

CDI Holder 1 (Individual)	Joint CDI Holder 2 (Individual)	Joint CDI Holder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the CDI Holder in accordance with the instructions overleaf.

GID PRX1902N